SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
INDEX TO EXHIBITS
Copy of Slide Presentation
Copy of Press Release
Copy of Reconciliation of Income (Loss) from Continuing Operations to Recurring Earnings

Item 7. Financial Statements and Exhibits.

(a)    None
(b)    None
(c)    Exhibits

Exhibit 99.1	Copy of Williams’ slide presentation to be utilized
during the August 5, 2004, public conference call and webcast.

Exhibit 99.2	Copy of Williams’ press release dated August 5, 2004,
publicly announcing its second quarter 2004 financial results.

Exhibit 99.3	Copy of Williams’ Reconciliation of Income (Loss) from
Continuing Operations to Recurring Earnings.

Item 9. Regulation FD Disclosure.

     The Williams Companies, Inc. (“Williams”) wishes to disclose for Regulation FD purposes its slide presentation, filed herewith as Exhibit 99.1, to be utilized during a public conference call and webcast on the morning of August 5, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 5, 2004, Williams issued a press release announcing its financial results for the quarter ended June 30, 2004. The press release is accompanied by a reconciliation of certain non-GAAP financial measures disclosed in the press release with the GAAP financial measures that Williams’ management believes are most directly comparable. A copy of the press release and the reconciliation are furnished as a part of this current report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein in their entirety by reference.

     This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the filing under the Securities Act of 1933, as amended.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: August 5, 2004	/s/ Brian K. Shore
	Name:	Brian K. Shore
	Title:	Corporate Secretary

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Copy of Williams’ slide presentation to be utilized during the August 5,
2004, public conference call and webcast.

99.2	Copy of Williams’ press release dated August 5, 2004.

99.3	Copy of Williams’ Reconciliation of Income (Loss) from Continuing
Operations to Recurring Earnings.

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